UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 25, 2004
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                                RMS TITANIC, INC.
                                ----------------
             (Exact Name of Registrant as Specified in its Charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

        0-24452                                            59-2753162
        -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)

    3340 Peachtree Road, Suite 2250, Atlanta, Georgia           30326
    -------------------------------------------------           -----
        (Address of Principal Executive Offices)             (Zip Code)

                                  404-842-2600
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


            (Former Name or Former Address, if Changed Since Last Report)

     Item 5. Other Events.

                  On January 22, 2004, the Corporation received $250,000 from an Escrow Agent, which $250,000 was part of the proceeds resulting from the sale by Argosy International, Ltd. ("Argosy") to various individuals ("Purchasers") of its 1,704,545 shares of the Corporation's common stock. Each of the purchasers was unrelated to the Corporation. The Corporation did not solicit any of the purchasers for the purchase of Argosy's 1,704,545 shares of the Corporation's common stock.

                  Argosy acquired the 1,704,545 shares in connection with an agreement dated May 7, 2001 amongst Argosy, the Corporation and Graham Jessop. The Corporation had a security interest in said shares as security for Argosy's obligation to the Corporation to pay the sum of $250,000 on January 17, 2004. The shares were issued to Argosy in consideration of Argosy transferring to the Corporation all of Argosy's rights previously acquired by it from the United Kingdom with respect to the sunken ship The Carpathia. Prior to such sale of shares to the Purchasers, the Corporation had a security interest in said shares as security for Argosy's obligation to the Corporation to pay the sum of $250,000 on January 17, 2004 pursuant to (a) agreement dated April 2, 2002, as modified by agreements dated May 4, 2002 and June 4, 2002 and (b) agreement dated January 17, 2004.

                  The certificate representing the 1,704,545 shares has a restrictive legend to the effect that said shares cannot be sold, transferred or otherwise disposed of, except for the shares covered by a registration statement filed with the Securities and Exchange Commission pursuant to ss.5 of the Securities Act of 1933, or an exemption by statute or regulation, or a satisfactory opinion of legal counsel to the same effect.
                  The Purchasers have requested that said restrictive legend be removed because Argosy was never an "affiliate", as defined in Rule 144(a)(1) promulgated by the Securities and Exchange Commission under the Securities Act of 1933. The Corporation's Form 10-K for the year ended February 28, 2002 inadvertently made two references that Argosy was an "affiliate" of the Corporation. At that time Argosy owned 1,704,545 shares of the Corporation which then constituted more than 5% of the issued and outstanding shares of the Corporation's common stock. The Purchasers have requested certificates free of any restrictive legend and legal counsel has opined that Argosy was never an affiliate.

                                   SIGNATURES
                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 1, 2004
                                            RMS TITANIC, INC.
                                            By    /s/    Arnie Geller
                                                  ------------------------
                                                         Arnie Geller, President